October 11, 1999

                       DREYFUS INVESTMENT PORTFOLIOS --

                           EUROPEAN EQUITY PORTFOLIO

                           SUPPLEMENT TO PROSPECTUS

                               DATED MAY 1, 1999

Joanna Bowen is the primary portfolio manager for the Portfolio. Ms. Bowen has been a primary portfolio manager for the Portfolio since its commencement of operations. She joined Newton in 1993 as a European fund manager, was appointed an Associate Director of Newton in 1997 and was appointed a Director of Newton in 1999.

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